Critical Accounting Estimates and Judgements	12 Months Ended
Dec. 31, 2022
Critical Accounting Estimates and Judgements [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

NOTE 3 - CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS:

Share based payments

The fair value of share options was estimated by using a Black Scholes model approach, which was aimed to model the value of the Company’s equity over time. A change of the estimation can cause to recognition or reversal of share based compensation expenses.

Financial liabilities at fair value

The fair value of financial liabilities at fair value was estimated by using a Black Scholes model and Monte-Carlo simulation approach, which was aimed to model the value of the Company’s assets over time. The simulation approach was designed to take into account the terms and conditions financial liability, which are described in Note 8 and Note 20, as well as the capital structure of the Company and the volatility of its assets. The valuation was performed based on management’s assumptions and projections.

Determination of lease incremental borrowing rate

The Company measures the incremental borrowing rate by analyzing similar borrowing that could be obtained from an independent valuation under comparable terms and conditions. A change of the estimation can cause to an increase or decrease in the measurement of a right-of-use asset and lease liability.